EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Adam R. Cegielski, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Konigsberg Corporation on Form 10-QSB/A for the fiscal quarter ended September 30, 2006 fully complies with the requirements of Section 13(a)or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of Konigsberg Corporation.

Date: April 20, 2007

                                                        By: /s/ Adam R. Cegielski
                                                        Adam R. Cegielski,
                                                        Chief Executive Officer and
                                                        Principal Financial Officer